Charles C. Wehner (State Bar No. 98710)
Stephen T. Hodge (State Bar No. l58273)
James D. Henderson, Jr. (State Bar No. 186541)
WEHNER AND PERLMAN, LLP
12121 Wilshire Boulevard, Suite 1120
Los Angeles, CA 90025-1123
Tel. (3l0) 478-3l31
Fax (310) 312-0078

Attorneys for Plaintiffs

                          UNITED STATES DISTRICT COURT

                         CENTRAL DISTRICT OF CALIFORNIA

YELLOWAVE CORP., a Nevada Corporation;   )    Case No.:
SHERA CORP., a Nevada Corporation; RON   )
OREN, an individual; and LAURA           )    ORDER TO SHOW CAUSE
BALLEGEER, an individual,                )    RE: PRELIMINARY INJUNCTION AND
                                         )    TEMPORARY RESTRAINING ORDER
                                         )
            Plaintiffs,                  )
                                         )
         vs.                             )
                                         )
                                         )     DATE:    August 18, 2000
MYRIAM ABITBOL, an individual; PROSPER   )     TIME:    10:30 a.m.
ABITBOL, an individual; JACQUES BEN      )     DEPT:    To be determined
EZRA, an individual; BENAYAHOU           )
SHEMESH, an  individual; NEWTECH         )
BROADWIDTH, LTD., a Delaware company;    )
and DOES 1 through 10, inclusive,        )
                                         )
            Defendants                   )
                                         )
                                         )

      The Application of Plaintiffs Yellowave Corp., Shera Corp., Ron Oren and Laura Ballageer for an order to show cause re: preliminary injunction and temporary restraining order came on for an emergency hearing by the Court on August 17, 2000. After considering the papers filed with the Court and the arguments of counsel, it appears to the satisfaction of this Court that this is a proper case for granting an Order to Show Cause for a preliminary injunction and temporary restraining order, and that, unless the temporary restraining order be granted immediate and irreparable injury will result to Plaintiffs before the matter can be heard on notice.

      Without the proposed injunctive relief, a strong likelihood exists that Defendants will use their fraudulently-obtained authority over Plaintiff
Yellowave Corp. to drain its assets and move those assets overseas, causing immediate and irreparable harm to the Plaintiffs and Yellowave's over 500 shareholders. Further, if the proposed injunctive relief is not granted forthwith, it is highly likely that Defendants will exercise authority in behalf of Yellowave to prevent its Chief Operating Officer, Plaintiff Laura Ballegeer, from fulfilling her reporting duties which are required to maintain Yellowave's current position as a trading entity on the American Stock Exchange, and to prevent Yellowave from engaging in essential business. Because no other person possesses the knowledge to fulfill this reporting function, maintaining Ms. Ballegeer's ability to do so is "of paramount importance to Yellowave and thus also to this Court. Lastly, Defendants are not readily able to be contacted given the information currently available to counsel--and there is an indication that at least one Defendant (Myriam Abitbol) has refused to identify counsel in her behalf. This failure of the ability to give notice is compounded by the apparent overseas location of Defendant Abitbol (and possibly other Defendants). It therefore appears reasonably likely that Defendants cannot be noticed, and a noticed hearing had, before the assets of Yellowave are depleted and/or transferred to Israel by Defendants.

      Because of the immediacy of the foregoing irreparable injuries that would occur in the absence of a temporary restraining order, and based upon the declarations described hereinabove, it is the Court's view that the relief requested should be granted without notice.

    [PROPOSED] ORDER TO SHOW CAUSE RE: PRELIMINARY INJUNCTION AND TEMPORARY
                               RESTRAINING ORDER

      IS ORDERED that the above-named Defendants, and each of them, appear in Courtroom 21 of this Court, located at 312 North Spring Street, Los Angeles, California 90012, on August 28, 2000, at 9 a.m. or as soon thereafter as the matter may be heard, then and there to show cause, if they have any, why they and their officers, agents, employees, and representatives, and all persons acting in concert or participating with them, should not be enjoined and restrained from engaging in, committing, or performing, directly or indirectly, any of the following acts:

      A. Transferring funds, either directly or indirectly, out of the United States from the four (4) bank accounts identified immediately below:

            1. Operating Account 0010-088-852 at Imperial Bank, 15303 Ventura Boulevard, Sherman Oaks, California 91403;

            2. Payroll Account 0010-088-860 at Imperial Bank, 15303 Ventura Boulevard, Sherman Oaks, California 91403;

            3. Account Number EQH-966289-32 at Prudential Securities, 2049 Century Park East, Suite 1300, Los Angeles, California 90067;

            4. Account Number 210-07480 at Merrill Lynch, 9560 Wilshire Boulevard 3rd Floor, Beverly Hills, California 90212; and

      B. Performing any activity for, in behalf of, or in the name of Plaintiff Yellowave Corp., including but not limited to naming directors, officers or any other corporate officials or employees of Yellowave Corp., changing or altering in any way any of Yellowave's corporate bylaws; doing anything to prevent Laura Ballegeer from exercising her duties as Chief Operating Officer of Yellowave Corp.; and exercising any authority over corporate accounts of any type held by Yellowave Corp. (including, but not limited to, those accounts identified above).

      IT IS FURTHER ORDERED that:

      a. Plaintiffs shall serve this order to show cause on Defendants in the following time and manner: No later than 8/22/00 at noon.

    [PROPOSED] ORDER TO SHOW CAUSE RE: PRELIMINARY INJUNCTION AND TEMPORARY
                               RESTRAINING ORDER

      b.    The parties shall adhere to the  following  briefing  schedule:

The opposition shall be served and filed no later than 8/24/00. A courtesy copy of the opposition shall be filed no later than 3 p.m. on 8/24/00.

      C     The temporary Restraining Order shall expire on:

8/28/00

      IT IS FURTHER ORDERED that, pending the hearing and determination of the Order to Show Cause, the above-named Defendants, and each of them, and their officers, agents, employees, representatives, and all persons acting in concert or participating with them, are restricted and enjoined from engaging in or performing, directly or indirectly, any and all of the following acts:

      A. Transferring funds, either directly or indirectly, out of the United States from the four (4) bank accounts identified immediately below:

            a. Operating Account 0010-088-852 at Imperial Bank, 15303 Ventura Boulevard, Sherman Oaks, California 91403;

            b. Payroll Account 0O1O-088-860 at Imperial Bank, 15303 Ventura Boulevard, Sherman Oaks, California 91403;

            c. Account Number EQH-966289-32 at Prudential Securities, 2049 Century Park East, Suite l3O0, Los Angeles, California 90067;

            d. Account Number 2l0-0748O at Merrill Lynch, 9560 Wilshire Boulevard 3rd Floor, Beverly Hills, California 90212; and

      B. Performing any activity for, in behalf of, or in the name of Plaintiff Yellowave Corp., including but not limited to naming directors, officers or any other corporate officials or employees of Yellowave Corp.; changing or altering in any way any of Yellowave's corporate bylaws; doing anything to prevent Laura Ballegeer from exercising her duties as Chief Operating Officer of Yellowave Corp.; and exercising any authority over corporate accounts of any type held by Yellowave Corp. (including, but not limited to, those accounts identified above).

    [PROPOSED] ORDER TO SHOW CAUSE RE: PRELIMINARY INJUNCTION AND TEMPORARY
                               RESTRAINING ORDER

      IT IS FURTHER ORDERED that copies of the instant Declarations, Memorandum of and Authorities, and this Order to Show Cause and Temporary Restraining Order be on Defendants not later than 8/22/00, 2000, at noon.

      Bond on this Temporary Restraining Order is fixed in the sum of $10,000.

      Let the above order issue on Plaintiff's filing of a bond in the sum of $10,000.

                                                           RONALD S W LEW
DATED: August 18, 2000                              ____________________________
                                                     JUDGE OF THE DISTRICT COURT

Respectfully Presented By:

Charles C. Wehner, Esq.
Stephen T. Hodge, Esq.
James D. Henderson, Jr., Esq.
WEUNER AND PERLMAN, LLP
12121 Wilshire Blvd, Suite 1120
Los Angeles, CA 90025-1123


/s/ Stephen T. Hodge
-----------------------
Stephen T. Hodge
Attorney for Plaintiffs

Dated August 17, 2000

    [PROPOSED] ORDER TO SHOW CAUSE RE: PRELIMINARY INJUNCTION AND TEMPORARY
                               RESTRAINING ORDER